SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 23, 1998



                               MLC HOLDINGS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




  Delaware                     000-2896                      54-1817218
  (State or other              (Commission                   (IRS Employer
  jurisdiction of              File Number)                Identification No.)


           11150 Sunset Hills Road, Suite 110, Reston, Virginia 20190 (Address, including zip code, of principal executive office)


                                 (703) 834-5710
                                 --------------

              (Registrant's telephone number, including area code)

Item 5.    Other Events.

     On October 23, 1998, TC Leasing, LLC, a Delaware limited liability company, purchased 1,111,1111 shares of common stock, $0.0l par value per share, of MLC Holdings, Inc. ("MLC" or the "Company") for a price of $9.00 per share or $10,000,000 in aggregate. In addition to the shares, the Company, pursuant to a Stock Purchase Warrant dated as of October 23, 1998, granted TC Leasing, LLC the right to purchase an additional 1,090,909 shares of MLC common stock at a price of $11.00 per share, subject to certain anti-dilution adjustments. The warrant is exercisable through December 31, 2001, unless it is extended pursuant to the terms of the warrant.

     The shares issued to TC Leasing, LLC were not registered under the Securities Act of 1933, as amended, and the shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended .

     The managing  member of TC Leasing,  LLC is Thayer  Equity  Investors  III,
L.P., a Delaware limited partnership. The general partner of Thayer Equity Investors III, L.P., is TC Equity Partners, L.L.C., a Delaware limited liability company. Three individuals, Frederic V. Malek, Carl J. Rickertsen, and Paul G. Stern, are the only founding members of TC Equity Partners III, L.L.C. and, accordingly, control TC Leasing, LLC, which purchased the shares of MLC common stock. Mr. Rickertsen has served as a Director of the Company since November 1996.

     TC Leasing, LLC purchased the shares of common stock pursuant to a Common Stock Purchase Agreement, dated as of October 23, 1998. Under the terms of the Common Stock Purchase Agreement, MLC has agreed to certain continuing obligations. In particular, MLC is required to: (i) deliver to TC Leasing, LLC certain financial statements, operating budgets, press releases and regulatory filings relating to MLC; (ii) provide prompt notice to TC Leasing, LLC of any defaults under any agreements of the company or any of its subsidiaries which are likely to have a material adverse effect on the Company; and (iii) refrain from engaging in any transaction with any officer, director, employee or affiliate of MLC (or certain family members thereof) unless such transaction was negotiated at arms length in good faith and has a value of less than $150,000 or is approved by TC Leasing, LLC. Significantly, the Company may not pay any dividends or make any other distributions on MLC common stock until October 23, 1999, without the prior written consent of TC Leasing, LLC.

     As a condition to entering into the Common Stock Purchase Agreement, TC Leasing, LLC entered into a Stockholders Agreement, dated as of October 23, 1998, with the Company, Phillip G. Norton, the Chairman of the Board and Chief Executive Officer of the Company, Bruce M. Bowen, a Director and the Executive Vice President of the Company, J.A.P. Investment Group, L.P., a Delaware limited partnership, Kevin M. Norton, and Patrick J. Norton, Jr. (the "Management Stockholders").

     Pursuant to the Stockholders Agreement, MLC agreed to expand the Board of Directors to six persons. The Stockholders Agreement gave TC Leasing, LLC, the right to name two of the directors. One of such directors, Mr. Rickertsen, already serves on the Board of Directors of MLC. TC Leasing, LLC has named and the Board of Directors has elected Mr. Stern to serve as the other director representing TC Leasing, LLC. The Management Stockholders are permitted to name two of the remaining four directors. Mr. Phillip Norton and Mr. Bowen, both of whom are already serving on the Board of Directors of MLC, will serve as representatives of the Management Stockholders. Under the terms of the Stockholders Agreement, the last two positions, the independent directors, are to be chosen by a nominating committee consisting of one representative of TC Leasing, LLC and one representative of the Management Stockholders. To satisfy this last provision, TC Leasing, LLC and the Management Stockholders have agreed that C. Thomas Faulders, III and Terrence O'Donnell, both of whom currently serve on the Board of Directors of MLC will continue to serve as directors of MLC.

     The Stockholders Agreement also grants TC Leasing, LLC preemptive rights restricts the ability of the Management Stockholders and TC Leasing, LLC to transfer their shares of MLC common stock and permits TC Leasing, LLC to force the sale of the entire Company under certain limited circumstances. Until April 23, 1999, the Company may not issue, without the prior written consent of TC Leasing, LLC, any shares of MLC common stock, any convertible debt securities, any security which is a combination of a debt and equity security or any option warrant or other right to subscribe for such a security. Until October 23, 1999, the Company may not issue any such securities without first offering to sell them to TC Leasing, LLC. Finally, until October 23, 2000, the Company may not sell any such securities without first giving TC Leasing, LLC the opportunity to purchase enough of such securities to maintain their percentage ownership position in the Company. However, except for a few instances set forth in the Stockholders Agreement, regardless of the other rights set forth in the Stockholders Agreement, without the prior written consent of holders of a majority of the shares held by the Management Stockholders, TC Leasing, LLC may not beneficially own more than 33.3% of the issued and outstanding shares of MLC common stock on a fully diluted basis.

     TC Leasing, LLC and the Management Stockholders may transfer their shares of MLC common stock to their respective affiliates subject to certain restrictions. In particular, such transferee must join in the Stockholders Agreement. The limitations on transferability also prevent TC Leasing, LLC from controlling more than 33.3 percent of the shares of MLC common stock outstanding on a fully diluted basis without the prior consent of the Management Stockholders, except for a few instances set forth in the Stockholders Agreement. The limitataions also prevent TC Leasing, LLC and the Management Stockholders from transferring shares if such transfer would result in TC Leasing, LLC and the Management Stockholders controlling less than 51 percent of the outstanding shares of MLC common stock. The Management Stockholders may in certain circumstances sell their shares for value to the public subject to TC Leasing, LLC having a right of first refusal and "tag-along" rights in certain circumstances. TC Leasing, LLC may only sell a block of shares, i.e., shares constituting more than 5 percent of the total outstanding shares of MLC common stock, if TC Leasing, LLC first offers the shares to the Management Stockholders. Certain other restrictions on the transfer of MLC common stock by the parties to the Stockholders Agreement are set forth in the agreement.

     Under the Stockholders Agreement, TC Leasing, LLC can force a sale of the Company unless the Management Stockholders agree to purchase TC Leasing, LLC's shares for the same value as would be paid in the sale transaction. Such a forced sale may only occur if the consideration to be paid to stockholders of the Company in the transaction meets certain threshhold levels set forth in the Stockholders Agreement.

     The Stockholders Agreement also gives TC Leasing, LLC certain demand, shelf and piggy-back registration rights in connection with the shares TC Leasing, LLC purchased or has the option to purchase pursuant to the Stock Purchase Warrant.

     For additional information regarding the Common Stock Purchase Agreement, the Stockholders Agreement, and the Stock Purchase Warrant, please refer to the copies of those documents which are incorporated herein by reference and included as Exhibits to this Current Report on Form 8-K. The foregoing discussion is qualified in its entirety by reference to such documents.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MLC HOLDINGS, INC.
                                         (Registrant)




                                         By: /S/ PHILLIP G. NORTON
                                         -------------------------
                                         By: Phillip G. Norton, Chairman of
                                             the Board, President and Chief
                                             Executive Officer
Date:  November 13, 1998

                                INDEX TO EXHIBITS

                                                                    SEQUESTERED
EXHIBIT NO.                        ITEM                               PAGE NO


2.1            Stock  Purchase  Agreement, dated
               as of October 23, 1998 by and between
               MLC Holdings Inc., and TC Leasing, LLC

2.2            Stockholders Agreement dated as of
               October 23, 1998, by and among
               MLC Holdings, Inc. TC Leasing, LLC,
               Phillip G. Norton, Bruce M. Bowen,
               J.A.P. Investment Group, L.P.,
               Kevin M. Norton, and Patrick J. Norton, Jr.

2.3            Stock Purchase Warrant, dated as of
               October 23, 1998, by and between MLC
               Holdings, Inc. and TC Leasing, LLC

99.1 Text of press release, dated October 23, 1998, issued by MLC Holdings, Inc.